SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934

               Date of Report - December 8, 2004

                      TOWER BANCORP, INC.
                      -------------------
    (Exact name of registrant as specified in its charter)

 Pennsylvania                 2-89573          25-1445946
----------------         -----------------    -------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)       Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania           17225
-----------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                              N/A
-----------------------------------------------------------
(Former name or former address, if changed since last report)

















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               Index to Exhibits Found on Page 5

Item 1.01 Entry Into Material Agreements.

          Not Applicable.

Item 1.02 Termination of Material Agreement.

          Not Applicable.

Item 1.03 Bankruptcy.

          Not Applicable.

Item 2.01 Acquisition - Disposition of Assets.

          Not Applicable.

Item 2.02 Result of Operations - Financial Condition.

          Not Applicable.

Item 2.03 Financial Obligations - Off-Balance Sheet.

          Not Applicable.

Item 2.04 Acceleration of Financial Obligations.

          Not Applicable.

Item 2.05 Exit or Disposal Activities

          Not Applicable.

Item 2.06 Material Impairments

          Not Applicable.

Item 3.01 Notice of Delisting or Noncompliance

          Not Applicable.

Item 3.02 Unregistered Sale of Securities

          Not Applicable.

Item 3.03 Modification of Shareholder Rights.

          Not Applicable.

Item 4.01 Change in Accountants.

          Not Applicable.

Item 4.02 Non-Reliance on Financial Statements.

          Not Applicable.

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               Index to Exhibits Found on Page 5
Item 5.01 Change in Control.

          Not Applicable.

Item 5.02 Resignation of Directors - Principal Officers.

          Not Applicable.

Item 5.03 By-Law Amendments - Change in Fiscal Year.

          Not Applicable.

Item 5.04 Suspension of Trading - Employee Benefit Plans.

          Not Applicable.

Item 5.05 Code of Ethics.

          Not Applicable.

Item 7.01 Regulation FD.

          Not Applicable.

Item 8.01 Voluntary Disclosure of Other Events.

          The Board of Directors of Tower Bancorp, Inc.
          declared a regular quarterly cash dividend of $.22 per share and a special cash dividend of $.50 per share at the December 8, 2004 meeting.


Item 9.01. Exhibits

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibit:

             99   News Release, dated December 8, 2004, of Tower Bancorp,
                    Inc.










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              Index to Exhibits Found on Page 5
          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              TOWER BANCORP, INC.
                              (Registrant)


Dated:  December 8, 2004      /s/ Franklin T. Klink, III
                              -----------------------------
                              Franklin T. Klink, III
                              Chief Financial Officer





































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              Index to Exhibits Found on Page 5

                         EXHIBIT INDEX


                                                     Page Number
                                                 In Manually
 Exhibit                                          Signed Original

99             News Release, dated December 8,
               2004, of Tower Bancorp, Inc.         6













































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               Index to Exhibits Found on Page 5
Exhibit 99

FOR IMMEDIATE RELEASE                   FOR FURTHER
INFORMATION:
                                   Franklin T. Klink, III
                                   Chief Financial Officer
                                   (717) 597-2137

                 TOWER BANCORP, INC. DECLARES
              FIRST QUARTER AND SPECIAL DIVIDEND

GREENCASTLE, PA December 8, 2004 - The Board of Directors of Tower Bancorp, Inc., parent company of The First National Bank of Greencastle declared a regular quarterly cash dividend of $.22 per share, an increase of 10% over the 2004 first quarter dividend. A special cash dividend of $.50 per share was also declared at the December 8, 2004 meeting. Both dividends will be paid January 18, 2005 to shareholders of record January 5, 2005.
     "The First National Bank of Greencastle continues to provide solid financial performance backed by quality investment and lending practices. It is the ongoing commitment to customer service combined with continued sound fiscal policy that will serve as the Bank's foundation for 2005," remarked President and CEO Jeff B. Shank.
      "The Bank is continuing its attempt to reach its growing customer base through additional office locations. Any current or potential customer is able to reach The First National Bank of Greencastle via physical locations, telephone banking or the Internet at www.fnbgc.com. Our goal is to remain independent and to provide the financial products and services that consumers deserve from their local community bank," added Mr. Shank.
     Tower Bancorp Inc. stock is quoted and traded under the
symbol TOBC.
     The First National Bank of Greencastle operates nine offices serving Greencastle, Chambersburg, Shady Grove, Quincy, Mercersburg, Waynesboro and Hagerstown, MD.
     This press release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the
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                Index to Exhibits Found on Page
possibility that increased demand or prices for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Tower Bancorp, Inc.'s filings with the Securities and Exchange Commission.























                              ###

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